UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 5, 2021
INTUITIVE SURGICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30713	77-0416458
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1020 Kifer Road
Sunnyvale, California 94086
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (408) 523-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ISRG	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.
On August 5, 2021, Intuitive Surgical, Inc. (“Intuitive”) issued a press release announcing that its board of directors has approved an increase in the number of authorized shares of the Company’s common stock from 300,000,000 shares to 600,000,000 shares in connection with a three-for-one split of Intuitive’s common stock to be effected through an amendment to Intuitive’s Amended and Restated Certificate of Incorporation (the “Proposal”). The adoption of the Proposal is subject to the approval of Intuitive’s stockholders at a Special Meeting of Stockholders (the “Special Meeting of Stockholders”), which is currently scheduled to take place on September 20, 2021.
Copies of (i) the press release and (ii) Employee Frequently Asked Questions & Answers About the Stock Split are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference herein.

Additional Information and Where to Find It
This Current Report on Form 8-K may be deemed to be solicitation material in respect of the solicitation of proxies from stockholders for the Special Meeting of Stockholders scheduled to be held on September 20, 2021. Intuitive intends to file with the U.S. Securities and Exchange Commission (the “SEC”) and make available to the stockholders of Intuitive of record on August 18, 2021, a proxy statement containing important information about the Proposal. BEFORE MAKING ANY VOTING DECISION, INTUITIVE’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING OF STOCKHOLDERS, INCLUDING THE PROPOSAL.
Investors will be able to obtain the proxy statement and other relevant materials, when available, free of charge at the SEC’s website (www.sec.gov). In addition, documents filed with the SEC by Intuitive, including the proxy statement when available, will be available free of charge from Intuitive at Intuitive’s website at www.intuitive.com or by calling Intuitive’s proxy solicitor Alliance Advisors, LLC at (866) 620-4282.

Participants in the Solicitation
Intuitive, its directors, nominees and executive officers, and Alliance Advisors, LLC, Intuitive’s proxy solicitor, may be deemed to be participants in the solicitation of proxies from Intuitive’s stockholders with respect to the matters to be considered at the Special Meeting of Stockholders, including the Proposal. Information regarding the names, affiliations, and direct or indirect interests (by security holdings or otherwise) of these persons will be described in the proxy statement to be filed with the SEC.

Item 9.01.	Financial Statements and Exhibits.
d) Exhibits.

Exhibit No.	Description

99.1	Press release issued by Intuitive Surgical, Inc., dated August 5, 2021.
99.2	Employee Frequently Asked Questions & Answers About the Stock Split.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTUITIVE SURGICAL, INC.

Date: August 5, 2021	By:	/s/ Marshall L. Mohr
Name: Marshall L. Mohr
Title: Executive Vice President and Chief Financial Officer